SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 2, 1999

                      COUNTRY WIDE TRANSPORT SERVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    0-23360                    95-4105996
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(State or Other Jurisdiction        (Commission                 (IRS Employer
     Of Incorporation)              File Number)             Identification No.)

119 Despatch Drive, East Rochester, New York                       14445
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  (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code  (716) 381-5470

                                       NA
                                       --
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2. Acquisition or Disposition of Assets.

      On August 2, 1999, the Registrant sold substantially all of its operating assets, which were held by its sole subsidiary, Vertex Transportation, Inc. ("Vertex") to C.H. Robinson Company in accordance with the terms of an Asset Purchase Agreement dated as of June 21, 1999. The Registrant's stockholders authorized and approved the sale at the Registrant's annual meeting held on July 30, 1999.

      Under the terms of the Asset Purchase Agreement, substantially all of the assets of Vertex were transferred to C.H. Robinson Company of Eden Prairie, Minnesota on August 2, 1999 for a purchase price of $8,437,892.00. The manner of the disposition and a description of the assets involved, the principle followed in determining the amount of the consideration received therefor, and a description of the acquiror, C.H. Robinson Company are described in pages 9 through 11 of the Registrant's Definitive Proxy Statement dated July 19, 1999 and a copy of the June 21, 1999 Asset Purchase Agreement is attached as Exhibit C of the Definitive Proxy Statement. Both the Definitive Proxy Statement and the Asset Purchase Agreement are incorporated herein by reference.

Item 5. Other Events.

      Effective August 2, 1999, the Registrant implemented a Plan of Liquidation and Dissolution which provides for the liquidation of the Registrant, including, the winding up of the business and affairs of the Registrant, the distribution of the Registrant's assets, and the dissolution of the Registrant. The Plan of Liquidation and Dissolution was subject to, and effective upon, the completion of the closing on the Registrant's sale of substantially all of its assets to C.H. Robinson Company on August 2, 1999. A description of the Plan of Liquidation and Dissolution is contained on pages 13 through 18 of the Definitive Proxy Statement dated July 19, 1999 and a copy of the Plan of Liquidation and Dissolution is attached as Exhibit D of the Definitive Proxy Statement. Both the Definitive Proxy Statement and the Plan of Liquidation and Dissolution are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (b) Pro Forma Financial Information. Pro forma financial statements reflecting the sale of substantially all of the net assets of the Registrant's solely owned subsidiary Vertex are contained on pages 20 to 24 of the Registrant's Definitive Proxy Statement dated July 19, 1999 which is incorporated herein by reference.

      (c) Exhibits Table.

      (2)(a) Asset Purchase Agreement dated June 21, 1999 - Previously filed as Exhibit C to the Registrant's Definitive Proxy Statement dated July 19, 1999 filed with the Securities and Exchange Commission.


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

      (2)(b) Plan of Liquidation and Dissolution - Previously filed as Exhibit D to the Registrant's Definitive Proxy Statement dated July 19, 1999 filed with the Securities and Exchange Commission.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COUNTRY WIDE TRANSPORT
                                          SERVICES, INC.


Date August 13, 1999                      By: /s/ Timothy Lepper
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                                              Timothy Lepper, President